UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2021

CF FINANCE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFACU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFAC	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFACW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on February 17, 2021, CF Finance Acquisition Corp. III, a Delaware corporation (“CF III”) entered into an Agreement and Plan of Merger, as amended on April 30, 2021 (the “Merger Agreement”), by and among CF III, Meliora Merger Sub, Inc. a Delaware corporation and a direct wholly owned subsidiary of CF III (“Merger Sub”), and AEye, Inc., a Delaware corporation (“AEye”), pursuant to which Merger Sub will merge with and into AEye (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), whereby the separate corporate existence of Merger Sub will cease and AEye will be the surviving corporation of the Merger and become a wholly-owned subsidiary of CF III.

CF III issued a press release today announcing that the Securities and Exchange Commission (the “SEC”) has declared effective its registration statement on Form S-4 (the “S-4 Registration Statement”) filed in connection with the Transactions and that a special meeting (the “Meeting”) of its stockholders will be held on Thursday, August 12, 2021 at 9:30 a.m., Eastern Time. The purpose of the Meeting is to vote on certain proposals relating to the Transactions. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Important Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Transactions between CF III and AEye. This Current Report on Form 8-K  does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions, CF III has filed a registration statement on Form S-4, which includes a definitive proxy statement/prospectus. The definitive proxy statement/ prospectus will be sent to all CF III stockholders. CF III may also file other documents regarding the Transactions with the SEC. Before making any voting or investment decision, investors and security holders of CF III are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available because they will contain important information about the proposed Transactions, CF III and AEye.

Investors and security holders will be able to obtain free copies of the proxy statement/ prospectus and all other relevant documents filed or that will be filed with the SEC by CF III through the website maintained by the SEC at www.sec.gov or by directing a request to CF III to 110 East 59th Street, New York, NY 10022 or via email at CFFinanceIII@cantor.com.

Participants in the Solicitation

CF III and AEye and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF III’s stockholders in connection with the proposed Transactions. Information about CF III’s directors and executive officers and their ownership of CF III’s securities is set forth in CF III’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transactions may be obtained by reading the proxy statement/prospectus regarding the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF III or AEye , nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding CF III’s and AEye’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of CF III’s registration statement on Form S-1, the definitive proxy statement/prospectus on Form S-4 relating to the business combination, and other documents filed by CF III from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and CF III and AEye assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CF III nor AEye gives any assurance that either CF III or AEye will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF FINANCE ACQUISITION CORP. III

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

Dated: July 21, 2021

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